                                                                 EXHIBIT 10.2
                               WARRANT AGREEMENT



                                    BETWEEN



                             AMRESCO CAPITAL TRUST



                                      AND



                       PRUDENTIAL SECURITIES INCORPORATED



                            DATED AS OF MAY 4, 1999


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                               WARRANT AGREEMENT

         THIS WARRANT AGREEMENT (this "Agreement") dated as of May 4, 1999, between AMRESCO CAPITAL TRUST (together with its permitted successors and assigns, the "Company"), a Texas real estate investment trust with its principal office at 700 North Pearl Street, Suite 2400, Dallas, Texas 75201, and PRUDENTIAL SECURITIES INCORPORATED, a Delaware corporation ("PSI") with its principal office at One New York, 18th Floor, New York, New York 10292.

R E C I T A L S :

         WHEREAS, the Company and Prudential Securities Credit Corp., an Affiliate of PSI ("PSCC"), are parties to that certain Amended and Restated Interim Warehouse and Security Agreement dated as of the date hereof (as the same may be amended, supplemented or otherwise modified from time to time and together with all documents and agreements executed and delivered in connection therewith, collectively, the "Warehouse Agreement"); and

         WHEREAS, as a condition to the obligation of PSCC to enter into the Warehouse Agreement, PSI has required, inter alia, that the Company shall have executed and delivered this Agreement.

         NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto agree as follows:

         Section 1. Definitions. For purposes of this Agreement, the terms set forth below in this Section 1 shall have the respective meanings hereinafter assigned to them in this Agreement:

         "Act" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute.

         "Affiliate" of any Person shall mean any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person. A Person shall be deemed to control another Person if such first Person possesses directly or indirectly the power to direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise.

         "Agreement" shall mean this Agreement.

         "Appraiser" shall mean an investment bank or other qualified independent appraiser of national standing.

         "Benefit Plans" shall mean the Company's option and benefit plans, whether currently in effect or adopted in the future, which are used to compensate the officers and other employees of the Manager (as defined in the Warehouse Agreement) and any successor manager under the Management Agreement (as defined in the Warehouse Agreement), and Affiliates of the Manager, including, without limitation, the AMRESCO Capital Trust 1998 Share Option and Award Plan.

         "Blue Sky Laws" shall mean any and all applicable state securities laws.



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         "Board of Trust Managers" shall have the same meaning as in the
Company's Charter, and shall also include any governing body with similar functions of any successor entity of the Company as it may then be constituted.

         "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the States of New York, Texas or Georgia.

         "Closing Date" shall mean the date this Agreement is originally executed.

         "Commission" shall mean the Securities and Exchange Commission or any entity succeeding to its functions relating to the registration of securities and securities markets under the federal securities laws.

         "Common Shares" shall mean (except where the context otherwise indicates) the common shares of beneficial interest of the Company as constituted on the Closing Date, and any equity interests (whether in the form of common stock or otherwise) into which such Common Shares may thereafter be changed, by reclassification or otherwise, and shall also include (i) equity interests (whether in the form of common stock or otherwise) of the Company of any other class (regardless of how denominated) which is also not preferred as to dividends or distributions of assets over any other class of equity of the Company and which is not subject to redemption, and (ii) equity interests (whether in the form of common stock or otherwise) of any successor or acquiring Person received by or distributed to the holders of Common Shares of Company in the circumstances contemplated by Section 14(f).

         "Common Share Certificate" shall mean a certificate evidencing one or more Common Shares.

         "Company" shall mean AMRESCO Capital Trust, a Texas real estate investment trust.

         "Company's Charter" shall mean the Company's Declaration of Trust and By-laws, true, accurate and correct copies of which are attached hereto as Exhibit A.

         "Convertible Securities" shall mean any evidences of indebtedness, shares of stock or other securities directly or indirectly convertible into or exchangeable (with or without payment of additional consideration) for Common Shares.

         "Current Price" with respect to any security on any day shall mean the closing sale price, regular way, on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in each case on the Nasdaq Stock Market or, if such security is not quoted on the Nasdaq Stock Market, on the principal national securities exchange or quotation system on which such security is quoted or listed or admitted to trading or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or, if the security is not publicly traded, the Fair Market Value of such security determined in accordance with Section 13.



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         "Date of Exercise" shall mean, with respect to any Warrant, the first date on which the Company shall have received (i) the Warrant Certificate evidencing such Warrant, together with a purchase form (in the form attached hereto as Exhibit C) duly completed and signed, and (ii) payment of the Exercise Price.

         "Demanding Parties" is defined in Section 12(b).

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute.

         "Exercise Price" shall mean the exercise price of a Warrant, which shall initially be $9.83 per Warrant Share, subject to adjustment as provided in Section 14.

         "Expiration Date" shall mean, with respect to any Warrant, the calendar date corresponding to the date seven (7) years from the Closing Date.

         "Fair Market Value" is defined in Section 13.

         "GAAP" shall mean generally accepted accounting principles as in effect in the United States of America from time to time.

         "Holder" shall mean the registered holder, from time to time, of any Subject Security.

         "Indemnified Person" is defined in Section 12(f)(i).

         "NASD" shall mean the National Association of Securities Dealers, Inc.

         "Nasdaq Stock Market" shall mean The Nasdaq Stock Market's National Market.

         "Options" shall mean rights, options or warrants (other than the Warrants) to subscribe for, purchase or otherwise acquire either Common Shares or Convertible Securities.

         "Other Registrable Securities" shall mean securities of the Company (other than the Registrable Securities) as to which the holders of such securities have registration rights as of or subsequent to the Closing Date and as to which other Persons are granted registration rights.

         "Other Securities" shall mean any securities (other than Common Shares) of the Company or any other Person which the Holders at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to the Warrant Shares, or which at any time shall be issuable or shall have been issued to holders of the Warrant Shares in exchange for, in addition to or in replacement of, the Warrant Shares.

         "Person" shall mean an individual, an association, a partnership, a corporation, a limited liability company, a trust, an unincorporated organization, a government or any other entity or organization.

         "Piggyback Registration" is defined in Section 12(a)(i).




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         "Preferred Shares" shall mean shares of beneficial interest which are preferred as to dividends or distributions of assets over any other class of equity securities of the Company.

         "Prospectus" shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

         "PSCC" shall mean Prudential Securities Credit Corp.

         "PSI" shall mean Prudential Securities Incorporated.

         "Public Offering" shall mean an offering and/or sale to the public of Common Shares, which offering and sale are registered under the Act.

         "Register" shall mean the register for the registration and registration of transfer of the Warrants, which shall be maintained by the Company at its principal office, or such other place as the Company may specify in writing to the Persons named therein as Holders of the Warrants.

         "Registrable Securities" shall mean the Warrants, any Common Shares or Other Securities issuable or issued upon exercise of the Warrants, any Common Shares or Other Securities of the Company issued as a dividend or other distribution with respect to, or in exchange or in replacement of such Common Shares.

         "Registration Statement" shall mean any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statement.

         "Representative" is defined in Section 13.

         "Shelf Registration Statement" shall have the meaning provided in
Section 12 (c) hereof.

         "Supplemental Shelf Registration Statement" shall have the meaning provided in Section 12(c)(ii) hereof.

         "Subject Securities" shall mean, without duplication if the context requires, the Warrants issued hereunder and the Warrant Shares and Other Securities issued upon exercise of such Warrants.

         "Third-Party Warrants" shall have the meaning set forth in Section 2(b)(vi) of this Agreement.




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         "Trading Day" shall mean (x) if the applicable security is quoted on the Nasdaq Stock Market, a day on which a trade may be made on the Nasdaq Stock Market, (y) if the applicable security is listed or admitted for trading on a national securities exchange, a day on which such national securities exchange is open for business or (z) if the applicable security is not otherwise listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

         "Warehouse Agreement" is defined in the first Recital.

         "Warrant" shall mean a Warrant issued to PSI pursuant hereto and all Warrants issued upon transfer, division or combination of, or in substitution for, any thereof.

         "Warrant Certificate" shall mean a certificate substantially in the form of Exhibit B attached hereto evidencing one or more Warrants.

         "Warrant Shares" shall mean the Common Shares issuable, from time to time, upon exercise of the Warrants.

         Section 2. Representations, Warranties and Covenants.

         (a) The Company represents and warrants to the Holder that:

                  (i) The Company has the power to execute and deliver this Agreement and has the power to issue the Warrant Shares and to perform its obligations under this Agreement and the Warrant Certificates.

                  (ii) The execution, delivery and performance by the Company of this Agreement and the issuance of Warrant Shares upon the exercise of the Warrants have been duly authorized by all necessary action, and do not (A) violate any provision of applicable law or regulation, or of the Company's Charter, or of any order, writ, injunction or decree of any court or governmental authority applicable to the Company, or
         (B) result in a breach of, or constitute a default under, or require any consent under, any contractual obligation to which the Company is a party or by which the Company is bound or affected. The Company has taken sufficient corporate action to reserve a sufficient number of authorized but unissued Common Shares in connection with the prospective issuance of the Warrant Shares.

                  (iii) This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid, binding and enforceable obligation of the Company, except as limited by bankruptcy, insolvency or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights and by the application of equitable principles. The Warrants and the Warrant Certificates constitute legal, valid, binding and enforceable obligations of the Company, except as limited by bankruptcy, insolvency or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights and by the application of equitable principles, and the Warrant Shares, when issued upon exercise of the Warrants, will be duly authorized, validly issued, fully paid and




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         nonassessable and be free from all taxes, liens and charges with respect to the issuance thereof (other than any liens or charges resulting from the Holder's actions).

                  (iv) The Company's authorized Common Shares are as described in the Company's Charter. A total of 10,006,111 Common Shares were issued and outstanding on the Closing Date.

                  (v) Except as set forth on Exhibit E attached hereto, there are no Options, subscriptions or similar rights to acquire from the Company, or agreements or other obligations by the Company, absolute or contingent, to issue, sell or register Common Shares, whether by Public Offering or on conversion or exchange of Convertible Securities or otherwise.

                  (vi) No holder of Common Shares has any preemptive rights to subscribe for or to purchase any Warrants or Warrant Shares under the Company's Charter, any agreement to which the Company is a party or otherwise bound or the corporate law of the Company's jurisdiction of organization.

                  (vii) No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required to be obtained by the Company in connection with the execution of this Agreement and the transactions contemplated hereby, including the valid issuance of the Subject Securities.

                  (viii) It is not necessary in connection with the offer, issuance or sale to PSI of the Subject Securities to register the Subject Securities under the Act or any Blue Sky Law.

                  (ix) No legal proceeding or investigation is pending or to the best knowledge of the Company threatened before any court, arbitrator or administrative or governmental authority, bureau or agency to restrain or prohibit the Company from performing this Agreement or the transactions contemplated hereby.

                  (x) No representation or warranty made by the Company in this Agreement, or in any schedule, written statement or certificate furnished to the Holder in connection with the transactions contemplated by this Agreement, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein and therein not false or misleading.

         (b) The Company hereby covenants for so long as this Agreement remains in effect that:

                  (i) The Company will not (and will cause any Affiliate not to) take any action, including, without limitation, amending the Company's Charter, reorganizing, consolidating, merging, dissolving, transferring assets or issuing or selling securities or take any other voluntary action, to avoid, or seek to avoid, observing or performing any of the terms, conditions or covenants, of this Agreement or the Subject Securities, and will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holders




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         against dilution or impairment to the extent contemplated by the terms hereof. In furtherance and not in limitation of the foregoing, the Company shall not (1) enter into any agreement with respect to its securities that is inconsistent with the rights granted to Holders of Subject Securities in this Agreement or otherwise conflicts with the provisions hereof, or (2) increase the par value of any Warrant Shares or Other Securities above the Exercise Price then in effect. Before taking any action that would cause an adjustment pursuant to Section 14, the Company will take all corporate action that, in the opinion of its legal counsel, may be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the then applicable Exercise Price.

                  (ii) The Company will take all actions necessary or appropriate to be taken by it to validly and legally issue fully paid and nonassessable Common Shares upon exercise of the Warrants and will use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Agreement. In respect of the issuance of the Warrants to the Holders, the exercise thereof by the Holders and the resulting issuance of Subject Securities, the Company shall not set off, recoup, claim, abate, withhold or defer any property or amount for any reason whatsoever.

                  (iii) At all times during the term of this Agreement, the Company shall retain a nationally recognized accounting firm as its auditor.

                  (iv) (A) The Company will file with the Commission such information as the Commission may require under Section 13 or 15(d) of the Exchange Act, as applicable, and shall use commercially reasonable efforts to take all action as may be required as a condition to the availability of Rule 144 or Rule 144A under the Act (or any successor or similar exemptive rules hereafter in effect) and (B) the Company shall make available to Holders of Subject Securities such reports, documents and information as such Holders reasonably request to enable such Holders to make sales of Subject Securities pursuant to such rules. If the Company ceases to be subject to Section 13 or 15(d) of the Exchange Act, the Company shall make available to the Holder of Subject Securities in connection with any sale thereof, the information required by Rule 144A(d)(4) under the Act in order to permit resales of Subject Securities pursuant to Rule 144A.

                  (v) The Company shall use commercially reasonable efforts to qualify at all times after May 12, 1999 for registration of its Common Shares on Form S-3 or such successor form.

                  (vi) In the event that any of the terms of any warrant agreement or any warrants issued by the Company (other than Options granted under Benefit Plans after the Closing Date which entitle all of the holders thereof to purchase not more that 1,000,000 shares of Common Stock of the Company and any Options granted under the Benefit Plans prior to the Closing Date) to any other third party are more favorable to such third party than the terms hereof are to the Holders, then a majority-in-interest of the Holders may prepare, and the Company agrees to sign, an amendment to this Agreement making such changes as shall be necessary in order to make the terms of this Agreement at least as favorable as those set forth in the warrant agreement or warrants issued to such third party ("Third-Party Warrants").



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         (c) PSI hereby represents and warrants to and agrees with the Company that:

                  (i) PSI is acquiring and will acquire the Subject Securities for its own account for investment and not with a view to any distribution thereof that might cause a violation of the Act or any rules or regulations thereunder; provided, however, that subject to
         Section 6 hereof, the disposition of the Subject Securities shall be at all times within the sole discretion of the Holders.

                  (ii) PSI has had an opportunity to ask questions of the principal officers and representatives of the Company and to obtain any additional information necessary to permit an evaluation of the benefits and risks associated with the investment made hereby.

                  (iii) PSI has had sufficient experience in business, financial and investment matters to evaluate the merits and risks involved in the investment made hereby and is able to bear the economic risk (including complete loss) of such investment for an indefinite period of time.

         (d) In addition to any reduction in the Exercise Price required by
Section 14, the Company and PSI hereby agree that the Company shall have the right to reduce the Exercise Price at any time, in its sole discretion, for such limited periods as it may from time to time determine, upon no less than ten days and no more than sixty days prior written notice to Holders, provided that no such reduction may be effected without the approval of a majority of the Board of Trust Managers.

         Section 3. Warrant Certificates. The Warrant Certificates shall be in registered form only and shall be substantially in the form of Exhibit B attached hereto, with such changes therein as may be required from time to time to reflect any adjustments made pursuant to Section 14 hereof. The Warrant Certificates may have such letters, numbers or other marks of identification or designation and such legends, summaries or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law, or with any rule or regulation made pursuant thereto, or with any rule or regulation of any stock exchange on which the Common Shares or the Warrants may be listed, or any inter-dealer quotation system upon which the Common Shares or the Warrants may be quoted. Warrant Certificates shall be executed on behalf of the Company by its Chairman of the Board, President or any Executive or Senior Vice President, and attested by its Secretary or an Assistant Secretary. The signature of any of such officers may be manual or facsimile. Warrant Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that any of such individuals shall have ceased to hold such offices prior to the delivery of such Warrant Certificates or did not hold such offices on the date of this Agreement.




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         Section 4. Issuance and Delivery of Warrant Certificates. The Company
hereby agrees to issue and deliver on the Closing Date to PSI 250,002 Warrants registered in the name of PSI, and shall deliver to PSI one (1) Warrant Certificate in the amount of 250,002 Warrants, evidencing such Warrants.

         Section 5. Registration. The Warrants shall be registered in the name(s) of the recordholder(s) thereof from time to time. The Company may deem and treat the registered Holder(s) of the Warrants as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing on the Warrant Certificates made by anyone) for the purpose of any exercise thereof or any distribution to the Holder(s) thereof, and for all other purposes.

         Section 6. Transfer; Registration of Transfers and Exchanges.

         (a) Subject to compliance with U.S. securities laws, the Warrants and all rights thereunder are fully transferable in whole or in part and from time to time to any "qualified institutional buyer" (as defined in Rule 144A under the Act) or "accredited investor" (as defined in Rule 501 under the Act), and to any other individual with the consent of the Company, which consent shall not be unreasonably withheld or delayed, provided, however, that PSI shall not transfer the Warrants to more than seven Persons. The Company shall register the transfer of any outstanding Warrants made in accordance with the terms hereof and applicable law upon the Register, upon surrender of the Warrant Certificate(s) to the Company's principal office, accompanied by a written instrument of transfer substantially in the form attached hereto as Exhibit D, duly executed by the registered Holder(s) thereof or by the duly appointed legal representative thereof. Upon any such registration of transfer, new Warrant Certificate(s) evidencing such transferred Warrants shall be issued to the transferee(s) and the surrendered Warrant Certificate(s) shall be cancelled.

         (b) Warrant Certificates may be exchanged at the option of the Holder thereof, when surrendered to the Company at its principal office, for other Warrant Certificates of like tenor and representing in the aggregate a like number of Warrants. Warrant Certificates surrendered for exchange shall be cancelled.

         Section 7. Duration and Exercise of Warrants.

         (a) The Warrants shall be exercisable by the Holder thereof on any Business Day on or after the Closing Date and prior to the close of business on the Expiration Date.

         (b) Subject to the provisions of this Agreement, the Holder of each Warrant shall have the right to purchase from the Company (and the Company shall issue and sell to such Holder of a Warrant) one fully paid and nonassessable Common Share per Warrant held upon (i) surrender of the Warrant Certificate evidencing such Warrant, with a purchase form substantially in the form attached hereto as Exhibit C duly completed and signed, to the Company at its principal office or at such other address as the Company may specify in writing to the then registered Holders, and (ii) payment of the Exercise Price. Payment of the Exercise Price shall be made at the option of the Holder by (i) cash or certified or official bank check, (ii) by surrendering additional Warrants or shares of Common Stock for cancellation to the extent the Company may lawfully accept shares of Common Stock, with the value of such shares of





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Common Stock for such purpose to equal the average Current Price of the Common
Stock during the ten Trading Days immediately preceding the date of surrender, and the value of such additional Warrants to equal the difference between the aggregate value of the Warrant Shares issuable on the exercise of such Warrants, calculated as set forth in this clause 7(b)(ii), and the aggregate Exercise Price, or (iii) any combination thereof, duly endorsed by or accompanied by appropriate instruments of transfer duly executed by Holder or by Holder's attorney duly authorized in writing.

         (c) Upon such surrender of the Warrant Certificate evidencing any Warrants and payment of the Exercise Price, the Company shall, as promptly as practicable, and in any event within five Business Days thereafter, issue and cause to be delivered to, or upon the written order of, the Holder of such Warrants and in such name or names as such Holder may designate, a certificate for the Warrant Shares issued upon such exercise of such Warrants. Any Person(s) so designated to be named therein shall be deemed to have become the Holder of record of the Warrant Shares as of the Date of Exercise of such Warrants. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as such Holder shall request.

         (d) The Warrants evidenced by a Warrant Certificate are exercisable, from time to time, either in whole or in part for any number of Warrant Shares up to the number of Warrant Shares evidenced by the Warrant Certificate. If fewer than all of the Warrants evidenced by a Warrant Certificate are exercised at any time, a new Warrant Certificate or Certificates shall be issued as promptly as practicable (and in any event within five Business Days), at the Company's expense, for the remaining number of Warrants evidenced by such Warrant Certificate. All Warrant Certificates surrendered upon exercise of Warrants shall be cancelled.

         Section 8. Payment of Expenses and Taxes. The Company shall pay all expenses in connection with, and all taxes and other governmental charges (other than any corporate, personal or other income taxes of the Holder) that may be imposed with respect to, the issue or delivery of Warrant Shares, unless such tax or charge is imposed by law upon the Holder, in which case such taxes or charges shall be paid by the Holder. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for Warrant Shares in any name other than that of the Holder.

         Section 9. Mutilated or Missing Warrant Certificates. Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of a Warrant Certificate and indemnity reasonably satisfactory to it (it being understood that the written indemnity agreement of PSI, without posting of a bond, shall be sufficient indemnity), and in case of mutilation upon surrender and cancellation of the mutilated Warrant Certificate, the Company will execute and deliver in lieu thereof a new Warrant Certificate of like tenor to such Holder; provided, in the case of mutilation, no indemnity shall be required if the mutilated Warrant Certificate in identifiable form is surrendered to Company for cancellation.




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

         Section 10. Reservation and Issuance of Warrant Shares. The Company will at all times authorize, reserve and have available, free from preemptive rights, solely for the purpose of enabling it to satisfy any obligation to issue and deliver Warrant Shares upon the exercise of the Warrants, the number of Common Shares that is equal to the total number of Warrant Shares issuable upon the exercise of the Warrants, as such number shall vary from time to time in accordance with Section 14, and, if necessary, will amend its Declaration of Trust to provide sufficient reserves of Common Shares issuable upon exercise of the Warrants. The transfer agent for the Common Shares and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the Warrants shall be irrevocably authorized and directed at all times to reserve the maximum number of authorized shares as shall be required for such purpose. The Company shall keep a copy of this Agreement on file with the transfer agent for the Common Shares and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the Warrants.

         Section 11. No Registration under the Act; Legend. None of the Subject Securities has been registered under the Act. Assuming the accuracy of the representations of PSI contained in Section 2(c) hereof, but based on the Company's analysis of the applicable securities laws, the Company represents and warrants that the offer, sale and issuance of the Warrants qualifies for the exemption from registration provided by Section 4(2) of the Act on the ground that Warrants are to be issued in transactions by an issuer not involving any Public Offering.

         A copy of this Agreement shall be filed with the Secretary of the Company and kept at its principal office. The Warrant Certificates shall contain a legend substantially in the following form:

         THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE COMMON SHARES ISSUABLE PURSUANT TO THE TERMS HEREOF HAVE THE BENEFIT AND ARE SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED IN THE WARRANT AGREEMENT DATED AS OF MAY 4, 1999, BETWEEN THE COMPANY AND THE INITIAL HOLDER OF THE WARRANTS THEREIN NAMED, AS FROM TIME TO TIME AMENDED, A COMPLETE AND CORRECT COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED TO THE HOLDER OF THIS WARRANT UPON WRITTEN REQUEST AND WITHOUT CHARGE.

         THE WARRANTS AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THE WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE OR OTHER SECURITIES LAW AND MAY NOT BE TRANSFERRED EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR (ii) UPON FIRST FURNISHING TO THE COMPANY AN OPINION OF COUNSEL THAT SUCH TRANSFER IS NOT IN VIOLATION OF THE REGISTRATION REQUIREMENTS OF THE ACT.

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON OWNERSHIP AND TRANSFER FOR THE PURPOSE OF THE TRUST'S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("THE CODE"). PURSUANT TO THE TRUST'S DECLARATION OF TRUST, AND

         EXCEPT AS OTHERWISE PROVIDED THEREIN, NO PERSON MAY (1) BENEFICIALLY OWN SHARES IN EXCESS OF 9.8% (IN VALUE OR NUMBER OF SHARES) OF ALL OUTSTANDING SHARES OF ANY CLASS, OR (2) BENEFICIALLY OWN SHARES THAT WOULD RESULT IN THE TRUST BEING "CLOSELY HELD" UNDER SECTION 856(h) OF THE CODE OR OTHERWISE CAUSE THE TRUST TO FAIL TO QUALIFY AS A REIT. IF THE RESTRICTIONS ON OWNERSHIP OR TRANSFER ARE VIOLATED BY THE HOLDER HEREOF, THE EXCESS SHARES REPRESENTED HEREBY WILL BE AUTOMATICALLY TRANSFERRED TO A TRUSTEE OF A CHARITABLE TRUST FOR THE BENEFIT OF ONE OR MORE CHARITABLE BENEFICIARIES. IN ADDITION, UPON THE OCCURRENCE OF CERTAIN EVENTS, ATTEMPTED TRANSFERS IN VIOLATION OF THE ABOVE RESTRICTIONS MAY BE VOID. ALL TERMS IN THIS LEGEND NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASCRIBED THERETO IN THE TRUST'S DECLARATION OF TRUST, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON OWNERSHIP OR TRANSFER, WILL BE SENT WITHOUT CHARGE TO THE RECORD HOLDER OF THE CERTIFICATE UPON WRITTEN REQUEST TO THE TRUST AT ITS PRINCIPAL PLACE OF BUSINESS.

         IN ADDITION, THE COMPANY WILL FURNISH TO ANY SHAREHOLDER ON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OR SUMMARY OF THE DESIGNATIONS AND PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE SHARES OF EACH CLASS WHICH THE COMPANY IS AUTHORIZED TO ISSUE AND THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN SUCH SHARES OF EACH SERIES, IF ANY, TO THE EXTENT THEY HAVE BEEN SET, AND OF THE AUTHORITY OF THE BOARD OF TRUST MANAGERS TO SET THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE COMPANY.

         The Common Share Certificates shall contain a legend which is substantially similar to the legend on the Company's current Common Share Certificates and which also contains provisions substantially in the following form:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE OR OTHER SECURITIES LAW AND MAY NOT BE TRANSFERRED EXCEPT
         (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR
         (ii) UPON FIRST FURNISHING TO THE COMPANY AN OPINION OF COUNSEL THAT SUCH TRANSFER IS NOT IN VIOLATION OF THE REGISTRATION REQUIREMENTS OF THE ACT.

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON OWNERSHIP AND TRANSFER FOR THE PURPOSE OF THE TRUST'S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("THE CODE"). PURSUANT TO THE TRUST'S DECLARATION OF TRUST, AND EXCEPT AS OTHERWISE PROVIDED THEREIN, NO PERSON MAY (1) BENEFICIALLY OWN SHARES IN EXCESS OF 9.8% (IN VALUE OR NUMBER OF SHARES) OF ALL OUTSTANDING SHARES OF ANY CLASS, OR (2) BENEFICIALLY OWN SHARES THAT WOULD RESULT IN THE TRUST BEING "CLOSELY HELD" UNDER SECTION 856(h) OF THE CODE OR OTHERWISE CAUSE THE TRUST TO FAIL TO QUALIFY AS A REIT. IF THE RESTRICTIONS ON OWNERSHIP OR TRANSFER ARE VIOLATED BY THE HOLDER HEREOF, THE EXCESS SHARES REPRESENTED HEREBY WILL BE AUTOMATICALLY TRANSFERRED TO A TRUSTEE OF A CHARITABLE TRUST FOR THE BENEFIT OF ONE OR MORE CHARITABLE BENEFICIARIES. IN ADDITION, UPON THE OCCURRENCE OF CERTAIN EVENTS, ATTEMPTED TRANSFERS IN VIOLATION OF THE ABOVE RESTRICTIONS MAY BE VOID. ALL TERMS IN THIS LEGEND NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASCRIBED THERETO IN THE TRUST'S DECLARATION OF TRUST, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON OWNERSHIP OR TRANSFER, WILL BE SENT WITHOUT CHARGE TO THE RECORD HOLDER OF THE CERTIFICATE UPON WRITTEN REQUEST TO THE TRUST AT ITS PRINCIPAL PLACE OF BUSINESS.

         Any opinion of counsel obtained in connection with a transfer or delegending of the Subject Securities will be at the expense of the relevant Holder. At such time as a legend stated above (or any part thereof) is no longer applicable for any reason, including, without limitation, the operation of Section 12 or Rule 144(k), the Company will, upon receipt of an opinion of counsel to the relevant Holder to such effect, issue new Warrant Certificates or Common Stock Certificates which do not contain such legend.

         Section 12. Registration Rights.

         (a) Piggyback Registration.

                  (i) If (and on each occasion that) the Company proposes to register any of its securities under the Act in connection with a Public Offering or effect an underwritten Public Offering under an effective Registration Statement, either for the Company's own account and/or for the account of any of its securityholders, other than any such registration described in the last sentence of clause (ii) below (each such registration being herein called a "Piggyback Registration"), then the Company will give written notice to all Holders who then hold Registrable Securities of the Company's intention to effect such Piggyback Registration not later than the earlier to occur of (A) thirty days prior to the anticipated initial filing date of such Piggyback Registration if such registration is on Form S-3, and (B) forty-five days prior to such date if the registration is on any other form.

                  (ii) Subject to the provisions contained in Section 12(b) and in the last sentence of this clause (ii), in connection with any registration subject to the provisions of this Section 12(a), if within twenty days after the date of the Company notice pursuant to clause (i) above Holders of Registrable Securities request the inclusion of some or all of the Registrable Securities owned by them in such registration (in the form of shares of Common Stock to be obtained upon exercise of the Warrants then held by them), the Company will use commercially reasonable efforts to effect the registration under the Act of all Registrable Securities which such Holders request to be registered. Holders of Registrable Securities shall be permitted to withdraw all or any part of the Registrable Securities of such Holders from any Piggyback Registration at any time prior to the final filing (which has been made by and in the discretion of the Company) of such Piggyback Registration. Notwithstanding anything herein to the contrary, the Company will not be obligated or required to include any Registrable Securities in any registration effected on Form S-4 (or any similar successor form); on Form S-8 (or any similar successor form) solely to implement an employee benefit plan (including any option plan) or a transaction of the type to which Rule 145 of the Commission or any successor provision is applicable, or in connection with a dividend reinvestment or direct stock purchase plan for the benefit of the Company's stockholders.

         (b) Allocation on Piggyback Registrations. In connection with an underwritten Public Offering, if the managing underwriter or underwriters in connection with a Piggyback Registration shall advise the Company in writing that, in the reasonable opinion of such managing underwriter or underwriters, the inclusion of all Registrable Securities for which registration is requested pursuant to Section 12(a) hereof would materially and adversely affect the success of such offering, then registration of the Company's securities shall be cut-back in the following order:

                  (i) First, the registration for the Other Registrable Securities shall be cut-back such that no holder of Other Registrable Securities shall be entitled to participate in such underwritten Public Offering unless all Registrable Securities and all Common Shares proposed to be sold by the Company for its own account or for the account of the parties for which the underwritten Public Offering was commenced as a result of the exercise of demand registration rights ("Demanding Parties") have been included in such underwritten Public Offering. If the managing underwriter or underwriters of the Public Offering reasonably determine that the Holders of the Registrable Securities can include all of their Registrable Securities in such Public Offering, then the holders of the Other Registrable Securities shall be entitled to include their Other Registrable Securities in an amount up to the amount that such managing underwriter or underwriters advise may be included therein (as allocated among the holders of the Other Registrable Securities, pro rata on the basis of the number of Other Registrable Securities requested to be included therein by such holders).

                  (ii) Second, the registration for the Registrable Securities shall be cut-back such that no Holder of Registrable Securities shall be entitled to participate in such underwritten Public Offering unless all Common Shares proposed to be sold by the Company for its own account and for the account of the Demanding Parties have been included in such underwritten Public Offering. If the managing underwriter or underwriters of the Public Offering reasonably determine that all Common Shares proposed to be sold by the Company for its own account and for the account of the Demanding Parties can be included in such Public Offering, then the Holders of the Registrable Securities shall be entitled to include their Registrable Securities in an amount up to the amount that such managing underwriter or underwriters advise may be included therein (as allocated among the Holders of the Registrable Securities, pro rata on the basis of the number of Registrable Securities requested to be included therein by such holders).

         (c) Demand Registration.

                  (i) The Company shall cause to be filed with the Commission as promptly as practicable, but in no event later than August 15, 1999, a shelf Registration Statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement") on Form S-3 (or other appropriate form) to cover sales of the Registrable Securities (in the form of shares of Common Stock to be obtained upon exercise of the Warrants then held by them). In connection with the Shelf Registration Statement, the Company shall also register the offer and sale of the Warrant Shares issuable upon exercise of the Warrants as a primary registration. The Company shall use commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the Commission as soon as practicable thereafter. The Company shall use commercially reasonable efforts to keep such Shelf Registration Statement continuously effective until the earlier to occur of two years following the Date of Exercise of the last Warrant issued pursuant to this Agreement or such time as, in the written opinion of counsel to the Company, which opinion is reasonably acceptable to such Holders, such registration is not required for the unrestricted resale under Rule 144 (k) of Registrable Securities entitled to registration rights under this Agreement. If Holders of a majority of the Registrable Securities to be registered for resale in the Shelf Registration Statement so elect, an offering of Registrable Securities pursuant to the Shelf Registration Statement may be effected in the form of an underwritten offering. Upon the receipt of a notice of election by a majority of the Registrable Securities to effect an underwritten offering, the Company will notify in writing all Holders whose names are not included in such notice and such non-electing Holders may, within five business days of receipt of such notice, elect to be included with, and treated as, an electing Holder. If the managing underwriter or underwriters advises the Company and the Holders of such Registrable Securities that in its opinion the amount of Registrable Securities proposed to be sold in such offering exceeds the amount of Registrable Securities which can be sold in such offering, there shall be included in such underwritten offering the amount of such Registrable Securities which in the opinion of such underwriter(s) can be sold, and such amount or number of shares of such Registrable Securities shall be allocated pro rata among the Holders electing to participate in such underwritten offering.

                  (ii) In addition to their rights under Sections 12(a), (b) and (c)(i) hereof, following the expiration of the Shelf Registration Statement, Holders collectively holding at least 75,000 shares of the then outstanding Registrable Securities (or if less than 75,000 shares of the Registrable Securities are then outstanding, then such lesser amount) shall have the right to request and have effected registrations of Registrable Securities for a

         Public Offering of Registrable Securities unless, in the written opinion of counsel to the Company, which opinion is reasonably acceptable to such Holders, such registration is not necessary for such Holders to sell their Registrable Securities in the manner contemplated in compliance with applicable securities laws. Such requests shall be in writing and shall state the number of Registrable Securities to be disposed of and the intended method of disposition of such Registrable Securities by such Holders. The Company shall give notice to all of the Holders of Registrable Securities of the receipt of a request for registration pursuant to this Section 12(c)(ii) and shall provide a reasonable opportunity for such Persons to participate in such a registration provided they elect to do so in writing to the Company within fifteen days after the date of the Company's notice. Subject to the foregoing, the Company will use commercially reasonable efforts to effect promptly the registration of all Registrable Securities to the extent requested by the Holder or Holders thereof, and to keep such registration effective for thirty-six months or until all such Holder's Registrable Securities registered thereunder are sold, whichever is shorter. If so requested by any Holder in connection with a registration under this Section 12(c)(ii), and if the Company is then eligible to use Form S-11 or Form S-3, the Company shall take such steps as are required to register such Holder's Registrable Securities for sale on a delayed or continuous basis (the "Supplemental Shelf Registration") under Rule 415 of the Act or any successor provision (if applicable).

                  (iii) The Company further agrees to use commercially reasonable efforts to prevent the happening of any event that would cause a Registration Statement to contain a material misstatement or omission or to be not effective and usable for resale of the Registrable Securities during the period that such Registration Statement is required to be effective and usable. Upon the occurrence of any event that would cause a Registration Statement (1) to contain a material misstatement or omission, or (2) to be not effective and usable for resale of Registrable Securities during the period that such Registration Statement is required to be effective and usable, the Company shall as promptly as reasonably practicable file an amendment to the Registration Statement, in the case of clause (1) immediately above, correcting any such misstatement or omission, and in the case of either clause (1) or (2) immediately above, use commercially reasonable efforts to cause such amendment to be declared effective and such Registration Statement to become usable as soon as reasonably practicable thereafter. If the majority-in-interest of the Holders selling Registrable Securities so elect, an offering of Registrable Securities may be effected in the form of an underwritten offering, and if so, the Company's management shall cooperate in roadshow presentations to assist such Holders in selling their Registrable Securities and shall otherwise work in good faith with any managing underwriter(s) in connection with taking all actions necessary to successfully consummate the Public Offering. If any demand registration pursuant to this Section 12(c) involves an underwritten public offering, the underwriter(s) to be used in connection with such registration shall be selected by a majority-in-interest of the Holders of Registrable Securities to be sold in such registration, subject to the approval of the Company (which shall not be unreasonably withheld or delayed).

                  (iv) The Company agrees that without the written consent of the managing underwriter or underwriters in an underwritten offering of Registrable Securities pursuant to Sections 12(a) and 12(c) hereof, it will not effect any public sale or distribution of its equity securities (except (i) pursuant to registrations on Form S-4 or Form S-8 or any successor form or pursuant to any dividend reinvestment or direct stock purchase plan of the Company, (ii) in connection with an exchange offer, or (iii) in connection with the acquisition of assets by the Company or its subsidiaries) from the date the Company receives a notice of election to effect an underwritten offering under Section 12(c) (i) or a demand for registration under Section 12(c) (ii) until the earlier of (A) the abandonment of such underwritten offering, or (B) ninety days after the effective date of the registration statement for such previously proposed Public Offering or, in the case of a previously proposed Public Offering pursuant to an effective Shelf Registration Statement, seventy-five days after the first day on which sales to the public commence pursuant to such offering, in either case unless a shorter time period is agreed upon by the managing underwriter or underwriters.

         (d) Other Provisions Relating to Registration Rights. In connection with the Company's registration obligations pursuant to this Section 12, the Company shall as expeditiously as possible:

                  (i) Prepare and file with the Commission, as soon as practicable, a Registration Statement or Registration Statements on such form as shall be available for the sale of the Registrable Securities by the Holders thereof in accordance with the intended method or methods of distribution thereof, and use commercially reasonable efforts to cause such Registration Statement to become effective and to remain effective as provided herein; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including documents that would be incorporated or deemed to be incorporated therein by reference), the Company shall notify the Holders of the Registrable Securities covered by such Registration Statement, their counsel and the managing underwriters, if any, of its intention to file such documents, and upon written request shall furnish to such parties so requesting copies of all such documents proposed to be filed, which documents will be subject to the reasonably prompt review of such Holders, their counsel and such underwriters, if any.

                  (ii) Prepare and file with the Commission such amendments and post- effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective during the period provided in this Agreement with respect to the disposition of all securities covered by such Registration Statement, and cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Act.

                  (iii) Notify the selling Holders of the Registrable Securities, their counsel and the managing underwriters, if any, promptly, and (if requested in writing by any such Person), confirm such notice in writing: (1) when a Registration Statement or any amendment thereto has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (2) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (3) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (4) if at any time the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 12(d)(xiv) below cease to be true and correct; (5) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threat in writing of any proceeding for such purpose; and (6) of the happening of any event that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes to such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (iv) Use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction.

                  (v) If requested by the managing underwriters, if any, or the Holders of a majority-in-interest of the Registrable Securities being sold in connection with an underwritten offering, promptly include in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and such Holders may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such Prospectus supplement or such post- effective amendment as soon as practicable after the Company has received such request.

                  (vi) Furnish to each selling Holder of Registrable Securities, their counsel and each managing underwriter, if any, without charge, at least one conformed copy of the Registration Statement and each post-effective amendment thereto, including financial statements (including schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits).

                  (vii) Deliver to each selling Holder, their counsel, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of Prospectus) and each amendment or supplement thereto as such Persons may reasonably request in connection with the distribution of the Registrable Securities; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any such amendment or supplement thereto.

                  (viii) Use commercially reasonable efforts to register or qualify, or obtain an exemption therefrom (or cooperate with the selling Holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification)) of such Registrable Securities for offer and sale under the securities or Blue Sky Laws of such jurisdictions within the United States as any selling Holder (or underwriter) reasonably requests in writing and to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective; provided, however, that the Company will not be required to (1) qualify generally to do business in any jurisdiction where it is not then so qualified, or (2) take any action that would subject it to general service of process in any jurisdiction where it is not then so subject, other than as to matters and transactions related to such Registration Statement.

                  (ix) Cooperate with the selling Holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, or Holders may request in writing at least two business days prior to any sale of Registrable Securities.

                  (x) Use commercially reasonable efforts to cause the Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities.

                  (xi) Upon the occurrence of any event contemplated by Section 12(d)(iii)(6) above, prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (xii) Prior to the effective date of the Registration Statement relating to the Registrable Securities, provide a CUSIP number for the Registrable Securities.

                  (xiii) Use commercially reasonable efforts to cause the Common Shares covered by such Registration Statement to be listed on the Nasdaq Stock Market (or on such other exchange or trading system on which the Common Shares are then listed or authorized to be quoted), and to cause all Registrable Securities other than Common Shares that are covered by such Registration Statement to be authorized to be quoted on the Nasdaq Stock Market (or on such other exchange or trading system on which the Common Shares are then listed or authorized to be quoted and to the extent eligible therefor under the rules of the Nasdaq Stock Market or such national securities exchange).

                  (xiv) Enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions reasonably requested by the Holders of a majority-in-interest of the Registrable Securities being sold in connection therewith (including those reasonably requested by the managing underwriters, if any) in order to expedite or facilitate the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into,
         (1) make such representations and warranties to the Holders of such Registrable Securities and the underwriters, if any, with respect to the business of the Company and its Affiliates, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and, if true, confirm the same if and when requested in writing to do so, (2) if an underwritten offering or if any Holder or its counsel reasonably concludes that such Holder may be deemed an "affiliate" of the Company for purposes of the Act, obtain opinions of counsel to the Company and updates thereof (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the managing underwriters, if any, and counsel to the Holders of Registrable Securities being sold), addressed to each selling Holder and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested in writing by such counsel and underwriters, (3) if an underwritten offering or if any Holder or its counsel reasonably concludes that such Holder may be deemed an "affiliate" of the Company for purposes of the Act, obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of Affiliates of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings,
         (4) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures substantially to the effect set forth in Section 12(f) hereof with respect to all parties to be indemnified pursuant to Section 12(f), and (5) deliver such additional documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold, their counsel and the managing underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to Section 12(d)(xiv)(1) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement, and as and to the extent required thereunder.

                  (xv) Make available for inspection by a representative of the Holders of Registrable Securities being sold, each underwriter participating in any such disposition of Registrable Securities, if any, and any attorney or accountant retained by such selling Holder or underwriter, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the

         Company and its Affiliates as may be reasonably requested, and cause the officers, directors and employees of the Company and its Affiliates to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that any information that is designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such Persons unless (1) disclosure of such information is required by court or administrative order, (2) disclosure of such information, in the opinion of counsel to such Person, is required by law, or (3) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person. Without limiting the foregoing, no such information shall be used by such Person as the basis for any market transactions in securities of the Company or its Affiliates in violation of law.

                  (xvi) Comply with all applicable rules and regulations of the Commission and make generally available to its security Holders earning statements satisfying the provisions of Section 11(a) of the Act and Rule 158 thereunder, or any similar rule promulgated under the Act, no later than forty-five days after the end of any twelve month period (or ninety days after the end of any twelve month period if such period is a fiscal year) (A) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering, and (B) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover such twelve month periods.

                  (xvii) Make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible moment.

                  (xviii) Cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter" that is required to be retained in accordance with the rules and regulations of the NASD).

         (e) Registration Expenses. All fees and expenses incident to the Company's performance of or compliance with this Section 12 will be borne by the Company, regardless of whether a Registration Statement filed pursuant to this Section 12 becomes effective and whether or not any securities are sold pursuant to such Registration Statement, including without limitation:

                  (i) all registration and filing fees and expenses associated therewith including, without limitation, fees and expenses with respect to filings required to be made with the Commission and the NASD;

                  (ii) fees and expenses of compliance with federal securities or state Blue Sky Laws (including fees and disbursements of counsel for the underwriters or selling Holders in connection with Blue Sky qualifications of the Registrable Securities pursuant to Section 12(d)(viii) hereof);

                  (iii) expenses of printing (including, without limitation, expenses of printing or engraving certificates for the Registrable Securities in a form eligible for deposit with The Depositary Trust Company and of printing Prospectuses), messenger and delivery services and telephone;

                  (iv) reasonable fees and disbursements of counsel for the Company and of not more than one counsel for the Holders of Registrable Securities (chosen by a majority of the Holders of the Registrable Securities to be included in the Registration Statement);

                  (v) fees and disbursements of all independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance);

                  (vi) fees and expenses associated with any NASD filing required to be made in connection with a Registration Statement, including, if applicable, the fees and expenses of any "qualified independent underwriter" (and its counsel) that is required to be retained in accordance with the rules and regulations of the NASD; and

                  (vii) fees and expenses of listing the Registrable Securities on any securities exchange or quotation system in accordance with
         Section 12(d)(xii) hereof.

         The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company. The Holders of Registrable Securities shall bear the expense of any broker's commission or underwriters' discount or commission.

         (f) Indemnification; Contribution.

                  (i) Subject to applicable law, the Company will indemnify and hold harmless each Holder of Registrable Securities (and each underwriter for such Holder (if any and if retained by the Holder)) being registered, each of its officers, directors, employees and partners and each person who controls any of them within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (each, an "Indemnified Person"), to the full extent lawful, from and against any and all losses, claims, damages, judgments, expenses and liabilities, joint or several (including any investigation, legal and other expenses incurred in connection with, and any amount paid in any settlement (if approved by the Company in the exercise of its good faith and reasonable discretion) of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, judgments, expenses or liabilities arise out of or are based on (A) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement (including any related preliminary or definitive Prospectus, or any amendment or supplement to such Registration Statement or Prospectus), (B) any omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading, or (C) any violation by the Company of the Act, the

         Exchange Act, any Blue Sky Laws or any rule or regulation thereunder in connection with such registration; provided, however, that the Company will not be liable to the extent that such loss, claim, damage, judgment, expense or liability arises from and is based on a material untrue statement or omission or alleged material untrue statement or omission made in reliance on and in conformity with information furnished in writing to the Company by such Holder expressly for use in such Registration Statement or otherwise arises from the sole and willful misconduct of such Holder. Each Holder of Registrable Securities will indemnify and hold harmless the Company, each other Holder of Registrable Securities and each Person who controls any of them within the meaning of Section 15 of the Act or
         Section 20 of the Exchange Act, from and against any and all losses, claims, damages, judgments, expenses and liabilities, joint or several, to which they, or any of them, may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise insofar as such losses, claims, damages, judgments, expenses and liabilities arise solely by reason of a material untrue statement or omission made in reliance on and in conformity with information furnished in writing to the Company by such Holder for express use in such Registration Statement. The obligations of any Holder under this clause (i) shall be limited to the net proceeds to such Holder of the Registrable Securities sold pursuant to the Registration Statement to which the loss, claim, damage, judgment, expense or liability relates.

                  (ii) If the indemnification provided for in clause (i) above for any reason is held by a court of competent jurisdiction to be unavailable to an indemnified party in respect of any losses, claims, damages, judgments, expenses or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, judgments, expenses or liabilities in such proportion as is appropriate to reflect the relative fault, if any, of the Company and the other selling Holders in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the selling Holders shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the selling Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Holders, and the underwriters agree that it would not be just or equitable if contribution pursuant to this clause
         (ii) were determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding sentence. The obligations of any Holder under this clause (ii) are several, not joint, and shall be limited to an amount equal to the net proceeds to such Holder of Registrable Securities sold pursuant to the Registration Statement to which the loss, claim, damage, judgment expense or liability relates. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (iii) If any claim is brought or asserted against PSI or another Indemnified Person, the Company shall be promptly notified of such in writing. The failure to give such notice shall not relieve the Company of any liability hereunder, except to the extent that the Company can demonstrate that it has been materially prejudiced thereby. If the Company and one or more Indemnified Persons are subject to such claim, upon notice by the Company to such Indemnified Person(s), the Company may elect to assume such defense. Upon such election, the Company shall not be liable hereunder for fees and disbursements of counsel to any such Indemnified Person subsequently incurred, other than reasonable costs of investigation and other than as provided herein, and such election shall be deemed an acknowledgment by the Company that it is liable for indemnification and contribution for any such claims and costs, subject to the terms of this Agreement. PSI and any other Indemnified Person may participate in the defense of such claim with their own counsel at their own expense. Notwithstanding the assumption of such defense by the Company, each Indemnified Person shall have the right to employ separate counsel and to participate in such defense, and the Company shall bear the reasonable fees and disbursements of such counsel (which shall be promptly paid as incurred) if: (i) the Company has agreed to the retention of such counsel; (ii) the defendants in, or targets of, any such claim include more than one Indemnified Person or the Company and an Indemnified Person, and such Indemnified Person shall have reasonably concluded, based upon advice of such Indemnified Person's counsel, that representation of such Indemnified Person by the same counsel (a) would present such counsel with a conflict of interest, or (b) would be inappropriate due to actual or potential differing interests between them in the conduct of the defense of the claim, or (c) would be inappropriate because there may be legal defenses available to such Indemnified Person that are different from, or in addition to, those available to any other Indemnified Person or the Company; or (iii) the Company fails to employ counsel reasonably satisfactory to PSI or such Indemnified Person(s), as the case may be, within a reasonable period of time after receipt by the Company of the notice of the institution of such claim, as provided above. In no event shall the Company be liable under this paragraph for more than two counsel, in addition to local counsel, if appropriate. Regardless of whether the Company elects to assume the defense of a claim against an Indemnified Person, such Indemnified Person may not, without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed, settle or compromise or consent to the entry of any judgment with respect to such claim. The Company also agrees that the Company will not, without the prior written consent of PSI, which consent shall not be unreasonably withheld or delayed, settle or compromise or consent to the entry of any judgment in any pending or threatened claim in respect of which indemnification may be sought hereunder (whether or not PSI or any Indemnified Person is an actual or potential party to such claim). Such prior written consent of PSI shall be required only with respect to PSI determining that such settlement, compromise or consent complies with the terms of the following sentence and does not impose any material obligation on PSI or any other Indemnified Person or contain any admission of culpability on the part of PSI or any Indemnified Person. Such settlement, compromise or consent shall include an unconditional release of PSI and each other Indemnified Person from all liability arising out of such claim, and the Company shall furnish PSI with a copy of such settlement reasonably in advance of entering into such settlement.

         (g) Survival. The provisions of this Section 12 shall survive the termination or expiration of this Agreement.

         Section 13. Fair Market Value. In order to determine Fair Market Value for property other than publicly traded securities for purposes of this Agreement, the Company and a representative (the "Representative") designated in writing to the Company by the Holders shall attempt to agree upon such Fair Market Value. If the Company and the Representative are unable to agree upon the Fair Market Value within twenty days after notification of the event requiring such a determination, the Company and the Representative shall agree on an Appraiser to be appointed by the Company to determine the Fair Market Value. In the event that the parties cannot agree upon an Appraiser in the foregoing period, then the determination of Fair Market Value shall be conducted by two Appraisers, one of whom shall be selected by the Company, and one of whom shall be selected by the Representative. If either of such two determinations of Fair Market Value is within 10% of the other determination of Fair Market Value, then the Fair Market Value shall be the average of such two determinations. The Company shall pay the expenses of each such Appraiser. If neither of such two determinations of Fair Market Value is within 10% of the other determination of Fair Market Value, a third Appraiser shall be selected by the other two Appraisers. The third Appraiser shall make its own independent final determination of Fair Market Value. The Company shall pay the expenses of such third Appraiser. All appraisal reports shall be in writing, shall be signed by the Appraisers and shall be delivered to the Company and the Holders. The Fair Market Value determined pursuant to this Section 13 shall be final and binding upon the Company and the Holders.

         Section 14. Adjustment of Exercise Price and Number of Shares of Common Stock Purchasable or Number of Warrants. In addition to any reduction in the Exercise Price required pursuant to Section 2(b)(vi) above, prior to the Expiration Date, the Exercise Price, the number of Common Shares purchasable upon the exercise of each Warrant and the number of Warrants outstanding are subject to adjustment from time to time upon the occurrence of any of the events enumerated in this Section 14.

         (a) In case the Company shall at any time after the date of this Agreement (i) make a distribution to holders of Common Shares of additional Common Shares or of Other Securities, (ii) subdivide the outstanding Common Shares, (iii) combine the outstanding Common Shares into a smaller number of Common Shares, or (iv) issue any Other Securities by reclassification of the Common Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing entity), then
(1) the number and kind of Common Shares and/or Other Securities issuable, at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Holder(s) after such time shall be entitled to receive upon exercise of the Warrants the aggregate number and kind of Common Shares and/or Other Securities which, if the Warrants had been exercised immediately prior to such time, it would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification and
(2) the Exercise Price shall be proportionately adjusted. Such adjustment shall be made successively whenever any event listed above shall occur.

         (b) (i) In case the Company shall issue any Common Shares or any class or series of capital stock that is not Preferred Shares at a price per share less than the greater of (i) $9.83 and (ii) the Fair Market Value per share of such security (such greater amount being hereinafter referred to as the "Base Rate"), then the Exercise Price in effect immediately following such issuance shall be adjusted to equal the price determined by multiplying (A) the Exercise Price in effect immediately prior to the opening of business on the day next following such issuance by (B) a fraction, the numerator of which shall be the -- sum of (x) the number of Common Shares of all classes and series of capital stock (other than Preferred Shares) outstanding immediately prior to such issuance and (y) the number of Common Shares that could be purchased at the Base Rate from the aggregate proceeds to the Company from the issuance of such new Common Shares, and the denominator of which shall be the sum of (xx) the number of Common Shares of all classes and series of capital stock (other than Preferred Stock) outstanding immediately prior to such issuance and
         (yy) the number of additional Common Shares being issued. For purposes of this Section, "Fair Market Value" shall mean, as to any class or series of capital stock that is not publicly traded, the Fair Market Value of the shares of such class or series as determined in accordance with Section 13 hereof and, as to publicly-traded securities, shall mean the average of the daily Current Prices of a share of such capital stock during the ten Trading Days immediately preceding the effective day of the Exercise Price adjustment pursuant to this subsection. Upon each adjustment of the Exercise Price, the number of Warrant Shares that a Holder of a Warrant shall be entitled to receive upon exercise shall be adjusted by multiplying the number of Warrant Shares issuable upon exercise immediately prior to such adjustment by a fraction, the numerator of which is $9.83 and the denominator of which is the Exercise Price after such adjustment.

                  (ii) If at any time Company shall issue or sell any Options (other than Options granted under Benefit Plans after the Closing Date which entitle all of the holders thereof to purchase not more that 1,000,000 shares of Common Stock of the Company and any Options granted under the Benefit Plans prior to the Closing Date) or any Convertible Securities, whether or not the rights to exercise, exchange or convert thereunder are immediately exercisable, and the price per Common Share which is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities shall be less than the Base Rate in effect immediately prior to the time of such issue or sale, then the number of shares for which a Warrant is exercisable and the Exercise Price shall be adjusted as provided in Section 12(b)(i) above on the basis that the maximum number of additional Common Shares issuable pursuant to all such Options or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and Company shall be deemed to have received all of the consideration payable therefor, if any, as of the date of the issuance of such Options and Convertible Securities. No further adjustments of the Exercise Price shall be made upon the actual issue of such Common Shares or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon such conversion or exchange of such Convertible Securities or upon the expiration or termination of such Options or Convertible Securities. In the event that any such Options or the right to convert any such Convertible Securities permanently and unconditionally expire without having been exercised or converted, as applicable, the number of shares for which a Warrant is exercisable and the Exercise Price shall be re-adjusted as provided in Section 12(b)(i) above to the extent and to give effect to the fact that all or a portion of such Options are not exercised or such Convertible Securities have not been converted or exchanged. If the number of shares for which any Option is exercisable or the rate at which any Convertible Securities are convertible into or exchangeable for shares of Common Stock shall increase, the number of shares of Common Stock purchasable upon the exercise of the Warrants in effect at the time of such event shall promptly be readjusted to the number of shares of Common Stock which would have been so purchasable at such time had such Options or Convertible Securities initially been exercisable or convertible into such changed number of shares of Common Stock and the Exercise Price shall be adjusted accordingly. The provisions of this Section 14(b) shall not apply to any issuance of shares of Common Stock upon exercise of any Warrants or issuances covered by subsections (a), (c) or (f) of this Section 14.

         (c) In case the Company shall fix a record date for making a distribution to any holders of Common Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of shares of stock other than Common Shares, other securities, evidences of its indebtedness or assets or property of whatever nature (excluding cash dividends consistent with past practice or in connection with dividend equivalent rights or other similar rights under any Benefit Plans), (i) the number of Common Shares for which a Warrant is exercisable shall be adjusted to equal the product of the number of Common Shares for which a Warrant is exercisable immediately prior to such adjustment multiplied by a fraction (A) the numerator of which shall be the Fair Market Value per Common Share immediately prior to such record date, and (B) the denominator of which shall be such Fair Market Value per Common Share minus the amount allocable to one Common Share of any such cash so distributable and of the Fair Market Value of any and all such shares of stock, other securities, evidences of indebtedness, or assets or property so distributable, and (ii) the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, of which the numerator shall be the current Fair Market Value per Common Share immediately prior to such record date minus the amount allocable to one Common Share of any such cash so distributable and of the Fair Market Value of any and all such shares of stock, other securities, evidences of indebtedness, or assets or property so distributable, and of which the denominator shall be such current Fair Market Value per Common Share immediately prior to such record date. Such adjustment shall be made successively whenever such a record date is fixed; and, if such distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.

         (d) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided that any adjustments which by reason of this subsection (d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 14 shall be made to the nearest hundredth of a cent or to the nearest Common Share, as the case may be.

         (e) If at any time, as a result of an adjustment made pursuant to subsection (a) of this Section 14, a Holder shall become entitled to receive any Other Securities, thereafter the number of such Other Securities so receivable shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained in this
Section 14.

         (f) In the case of any capital reorganization of the Company, or of any reclassification of the Common Shares, or in case of the consolidation of the Company with or the merger of the Company with or into any other corporation (where the Company is not the surviving corporation) or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other company, each Warrant shall, after such capital reorganization, reclassification of Common Shares, consolidation, merger or sale, be exercisable, upon the terms and conditions specified in this Agreement, for the number of shares of stock and the cash or other securities or property of any nature whatsoever that is receivable upon or as a result of the reorganization, reclassification, consolidation, merger or sale by a holder of the number of Common Shares (or Other Securities) for which a Warrant is exercisable immediately prior to such event; and in any such case, if necessary, the provisions set forth in this Section 14 with respect to the rights thereafter of the Holders shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or assets thereafter deliverable on the exercise of the Warrants. The subdivision or combination of the Common Shares at any time outstanding into a greater or lesser number of units or any other event covered by subsection (a) of this Section 14 shall not be deemed to be a reclassification of the Common Shares for the purposes of this subsection (f). The Company shall not effect any such consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof, the successor corporation resulting from such consolidation or merger or the corporation purchasing such assets or the appropriate corporation or entity shall assume, by written instrument, the obligation to deliver to each Holder the shares of stock, cash, other securities or assets to which, in accordance with the foregoing provisions, each Holder may be entitled to and all other obligations of the Company under this Agreement.

         (g) In case of any adjustment or readjustment in the Warrants, Warrant Shares or Exercise Price in accordance with this Section 14, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms of this Agreement and cause independent public accountants of recognized national standing selected by the Company to verify such computation; and the Company will prepare a report, certified by the principal financial officer of the Company, setting forth such adjustment or readjustment and showing, in detail, the facts upon which such adjustment or readjustment is based, and all calculations relating to any adjustments made in accordance with this Section 14. The Company will forthwith mail a copy of each such report to each Holder, and will, upon the written request at any time of any Holder, furnish to such Holder a report setting forth such information as may be requested by such Holder, including any calculations with respect thereto in order that such Holder may verify such calculations.

         Section 15. Fractional Warrants and Fractional Warrant Shares. The Company shall not be required to issue a fractional Common Share upon exercise of any Warrant. As to any fraction of a share which the Holder of one or more Warrants, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Price per Common Share on the date of exercise.

         Section 16. Financial Information.

         (a) The Company will furnish to the Holders the reports and information that is required to be delivered to the Company's shareholders under the Exchange Act.

         (b) Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP, applied on a basis consistent (except for changes concurred in by the Company's independent public accountants) with the most recent audited consolidated financial statements of the Company.

         Section 17. No Rights or Liabilities as Shareholder. Nothing contained in this Agreement shall be construed as conferring upon the Holder any rights as a shareholder of the Company or as imposing any liabilities on the Holder as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors or shareholders of the Company or otherwise.

         Section 18. Decisions of Holders. All decisions to be made and actions to be taken by the Holders as a group pursuant to this Agreement will be made or taken by a majority-in-interest of the Holders (each Warrant counting as the number of Warrant Shares obtainable upon the exercise of the Warrant at such time).

         Section 19. Notices to Holders. In case:

         (a) the Company shall authorize the issuance to any holders of Common Shares of Options (other than Options granted under Benefit Plans after the Closing Date which entitle all of the holders thereof to purchase not more that 1,000,000 shares of Common Stock of the Company and any Options granted under the Benefit Plans prior to the Closing Date) to purchase Common Shares or any other similar subscription rights; or

         (b) the Company shall authorize a dividend or the distribution to all holders of Common Shares of evidences of its indebtedness or assets (including distributions payable in Common Shares and cash dividends or distributions, other than cash dividends consistent with past practice); or

         (c) of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the conveyance or transfer of all or substantially all of the properties and assets of the Company, or of a capital reorganization or reclassification or change of the Common Shares; or

         (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

         (e) the Company proposes to take any other action which would require an adjustment of the number of Warrant Shares issuable upon exercise of the Warrants or an adjustment of the Exercise Price pursuant to Section 14;

then the Company shall cause notice to be given to each holder of the Warrants at its address appearing on the Register, at least thirty calendar days prior to the applicable record or effective date specified. Such notice shall state
(i) the date as of which the holders of record of Common Shares to be entitled to receive any such dividend, rights, warrants or distribution are to be determined, or (ii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation, winding up or other action is expected to become effective, and, if applicable, the date as of which it is expected that holders of record of Common Shares shall be entitled to exchange their Common Shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up.

         Section 20. Amendments and Waivers. Any provision of this Agreement or the Warrant Certificates may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Company and two-thirds of the Holders; provided that this Agreement and the Warrant Certificate may not be modified or amended to reduce the number of Common Shares for which a Warrant is exercisable or to increase the price at which such shares may be purchased upon exercise of a Warrant without the prior written consent of the Holder thereof. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders of Registrable Securities shall be valid only with the written consent of Holders of at least two-thirds of the Registrable Securities being sold.

         Section 21. Survival. The provisions of this Agreement shall survive the exercise of any Warrant in whole or part and, in event of such exercise, the term "Holder" shall refer to the holder of any Warrant Shares issued upon exercise hereunder.

         Section 22. Indemnification. Company agrees to indemnify and hold harmless the Holders from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, reasonable attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against the Holders in any manner relating to or arising out of any litigation to which a Holder is made a party in its capacity as a stockholder or warrantholder of Company to the extent such Holder acquired its status as a stockholder or warrantholder pursuant to the terms of this Agreement; provided, however, that the Company will not be liable hereunder to the extent that any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses or disbursements are found in a final non-appealable judgment by a court to have resulted from a Holder's sole and willful misconduct or gross negligence in its capacity as a stockholder or warrantholder of the Company.

         Section 23. Expenses. Except as provided herein, the Company shall pay all reasonable legal and other professional fees (and related disbursements) of PSI in connection with this Agreement and the transactions contemplated hereby.

         Section 24. Notices. Any notice or demand authorized by this Warrant Agreement to be given shall be in writing and shall be delivered in person, sent by telecopy, mailed (registered or certified, return receipt requested), postage prepaid, or sent by overnight delivery service addressed to the Company or the Holders at their respective addresses specified above or in the Register or, as to any such party, at such other address as may be designated by it in a notice to the other parties hereto. All notices shall be deemed to be properly given or made upon the earlier to occur of (i) actual delivery, (ii) five days after being deposited in the mail addressed as aforesaid, or (iii) one Business Day after being sent by facsimile (with answer back confirmed) or overnight delivery service.

         Section 25. Binding Effect. This Agreement shall be binding upon and inure to the sole and exclusive benefit of the Company, and its permitted successors and each registered Holder from time to time of the Subject Securities and each of its respective permitted successors.

         Section 26. Termination. Except for Section 22 of this Agreement which shall survive the termination or expiration of this Agreement and except as otherwise provided herein, this Agreement shall terminate and be of no further force and effect at the close of business on the Expiration Date unless, prior to such Expiration Date, there shall no longer be any Holders in which event this Agreement shall terminate as of such date except with respect to the provisions hereof which are intended to survive.

         Section 27. Severability. In the event that any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable. Notwithstanding the foregoing, if any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Agreement and without affecting the validity or enforceability of such provision or the other provisions of this Agreement in any other jurisdiction.

         Section 28. Counterparts. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         Section 29. Governing Law; Remedies.

         (a) This Agreement and each Warrant Certificate shall be construed in accordance with and governed by the laws of the State of Texas (without giving effect to its conflicts of law principles).

         (b) Each holder of a Subject Security, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         Section 30. No Impairment. If any event occurs as to which the provisions of this Agreement or the Subject Securities are strictly applicable and the application thereof would not fairly protect the rights of the Holders in accordance with the essential intent and principles of such provisions, then the Company shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary to protect such rights as aforesaid.

         Section 31. Consent to Jurisdiction and Service of Process.

         ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST THE COMPANY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY OBLIGATIONS THEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, THE COMPANY IRREVOCABLY

         (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

         (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

         (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE COMPANY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH
         SECTION 24 OF THIS AGREEMENT;

         (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE COMPANY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT;

         (V) AGREES THAT THE HOLDER RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST THE COMPANY IN THE COURTS OF ANY OTHER JURISDICTION; AND

         (VI) AGREES THAT THE PROVISIONS OF THIS SECTION 31 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

         Section 32. Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 32 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

[Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers, as of the date and year first above written.

                                "COMPANY"

                                AMRESCO CAPITAL TRUST, a Texas real
                                estate investment trust


                                By:
                                   --------------------------------------
                                Name:    Jonathan S. Pettee
                                Title:   President


                                By:
                                   --------------------------------------
                                Name:    Rebecca A. Kuban
                                Title:   Executive Vice President


                                "PSI"

                                PRUDENTIAL SECURITIES
                                INCORPORATED, a Delaware corporation


                                By:
                                   --------------------------------------
                                Name:
                                     ------------------------------------
                                Title:
                                      -----------------------------------

                                   EXHIBIT A

                 DECLARATION OF TRUST AND BYLAWS OF THE COMPANY


Reference is made to the following documents filed with the Securities and Exchange Commission:

           Amended and Restated Declaration of Trust of the Registrant (filed as Exhibit 3.1 to the Registrant's Registration Statement on Form S-11 (Registration No. 333-45543), which exhibit is incorporated herein by reference).

           First Amendment to Amended and Restated Declaration of Trust of the Registrant (filed as Exhibit 3.1 to the Registrant's Current Report on Form 8-K dated May 12, 1998, which exhibit is incorporated herein by reference).

           Second Amendment to Amended and Restated Declaration of Trust of the Registrant (filed as Exhibit 3.2 to the Registrant's Current Report on Form 8-K dated May 12, 1998, which exhibit is incorporated herein by reference).

           Form of Bylaws of the Registrant (filed as Exhibit 3.2 to the Registrant's Registration Statement on Form S-11 (Registration No. 333-45543), which exhibit is incorporated herein by reference).

                                   EXHIBIT B

                              WARRANT CERTIFICATE


No. 1                                                          250,002 Warrants

                    VOID AFTER 5:00 P.M. NEW YORK CITY TIME
                                 ON MAY 4, 2006


THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE COMMON SHARES ISSUABLE PURSUANT TO THE TERMS HEREOF HAVE THE BENEFIT AND ARE SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED IN THE WARRANT AGREEMENT, DATED AS OF MAY 4, 1999, BETWEEN THE COMPANY AND THE INITIAL HOLDER OF THE WARRANTS THEREIN NAMED, AS FROM TIME TO TIME AMENDED, A COMPLETE AND CORRECT COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED TO THE HOLDER OF THIS WARRANT UPON WRITTEN REQUEST AND WITHOUT CHARGE.

THE WARRANTS AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THE WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE OR OTHER SECURITIES LAW AND MAY NOT BE TRANSFERRED EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR (ii) UPON FIRST FURNISHING TO THE COMPANY AN OPINION OF COUNSEL THAT SUCH TRANSFER IS NOT IN VIOLATION OF THE REGISTRATION REQUIREMENTS OF THE ACT.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON OWNERSHIP AND TRANSFER FOR THE PURPOSE OF THE TRUST'S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("THE CODE"). PURSUANT TO THE TRUST'S DECLARATION OF TRUST, AND EXCEPT AS OTHERWISE PROVIDED THEREIN, NO PERSON MAY (1) BENEFICIALLY OWN SHARES IN EXCESS OF 9.8% (IN VALUE OR NUMBER OF SHARES) OF ALL OUTSTANDING SHARES OF ANY CLASS, OR (2) BENEFICIALLY OWN SHARES THAT WOULD RESULT IN THE TRUST BEING "CLOSELY HELD" UNDER SECTION 856(h) OF THE CODE OR OTHERWISE CAUSE THE TRUST TO FAIL TO QUALIFY AS A REIT. IF THE RESTRICTIONS ON OWNERSHIP OR TRANSFER ARE VIOLATED BY THE HOLDER HEREOF, THE EXCESS SHARES REPRESENTED HEREBY WILL BE AUTOMATICALLY TRANSFERRED TO A TRUSTEE OF A CHARITABLE TRUST FOR THE BENEFIT OF ONE OR MORE CHARITABLE BENEFICIARIES. IN ADDITION, UPON THE OCCURRENCE OF CERTAIN EVENTS, ATTEMPTED TRANSFERS IN VIOLATION OF THE ABOVE RESTRICTIONS MAY BE VOID. ALL TERMS IN THIS LEGEND NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASCRIBED THERETO IN THE TRUST'S DECLARATION OF TRUST, AS THE SAME MAY BE

AMENDED FROM TIME TO TIME, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON OWNERSHIP OR TRANSFER, WILL BE SENT WITHOUT CHARGE TO THE RECORD HOLDER OF THE CERTIFICATE UPON WRITTEN REQUEST TO THE TRUST AT ITS PRINCIPAL PLACE OF BUSINESS.

IN ADDITION, THE COMPANY WILL FURNISH TO ANY SHAREHOLDER ON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OR SUMMARY OF THE DESIGNATIONS AND PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE SHARES OF EACH CLASS WHICH THE COMPANY IS AUTHORIZED TO ISSUE AND THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN SUCH SHARES OF EACH SERIES, IF ANY, TO THE EXTENT THEY HAVE BEEN SET, AND OF THE AUTHORITY OF THE BOARD OF TRUST MANAGERS TO SET THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE COMPANY.

         THIS CERTIFIES THAT for value received the registered holder hereof or registered assign (the "Holder"), is the owner of the number of Warrants set forth above, each of which entitles the owner thereof to purchase at any time on or before 5:00 P.M., New York City time, on May 4, 2006, one fully paid and nonassessable Common Share of AMRESCO CAPITAL TRUST, a Texas real estate investment trust (the "Company"), at the purchase price of $9.83 per Common Share (the "Exercise Price"). As provided in the Warrant Agreement referred to below, the Exercise Price and the number or kind of Common Shares which may be purchased upon the exercise of the Warrants evidenced by this Warrant Certificate are, upon the happening of certain events, subject to modification and adjustment.

         This Warrant Certificate is subject to and entitled to the benefits of all of the terms, provisions and conditions of that certain agreement dated as of May 4, 1999 (the "Warrant Agreement") by and between the Company and PRUDENTIAL SECURITIES INCORPORATED, which Warrant Agreement is hereby incorporated herein by reference and made a part hereof and to which Warrant Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Company and the Holders of the Warrant Certificates. Copies of the Warrant Agreement are on file at the principal office of the Company.

         The Holder hereof may be treated by the Company and all other persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding, and until such transfer on such books, the Company may treat the Holder hereof as the owner for all purposes.

         This Warrant Certificate, with or without other Warrant Certificates, upon surrender at the principal office of the Company, may be exchanged for another Warrant Certificate or Warrant Certificates of like tenor and date evidencing Warrants entitling the Holder to purchase a like aggregate number of Common Shares as the Warrants evidenced by the Warrant Certificate or Warrant Certificates surrendered.

If this Warrant Certificate shall be exercised in part, the Holder shall be entitled to receive upon surrender hereof, another Warrant Certificate or Warrant Certificates for the number of whole Warrants not exercised.

         No fractional Common Share will be issued upon the exercise of any Warrant or Warrants evidenced hereby, as provided in the Warrant Agreement.

         IN WITNESS WHEREOF, the Company has executed this Warrant Certificate.

                                    AMRESCO CAPITAL TRUST, a Texas real
                                    estate investment trust

                                    By:
                                       ----------------------------------
                                    Name:    Jonathan S. Pettee
                                    Title:   President


                                    By:
                                       ----------------------------------
                                    Name:    Rebecca A. Kuban
                                    Title:   Executive Vice President


Attest:


----------------------------
Name:    Michael L. McCoy
Title:   Secretary

                                   EXHIBIT C

                                 PURCHASE FORM

                  (To be signed only upon exercise of Warrant)

To:  AMRESCO CAPITAL TRUST

         The undersigned, the holder of the within Warrant Certificate, hereby irrevocably elects to exercise the purchase right represented by such Warrant Certificate for, and to purchase thereunder, * Common Shares of AMRESCO CAPITAL TRUST, and herewith makes payment of $ therefor, and requests that the certificates for such Common Shares be issued in the name of, and delivered to, _______________________, whose address is: __________________________________.

         Dated:


                                       ---------------------------------------
                                       (Signature must conform in all respects
                                       to name of holder as specified on the
                                       face of the Warrant certificate)



                                       --------------------------  (Address)

                                       --------------------------

                                       --------------------------

                                       --------------------------




--------
* Insert here the number of Common Shares called for on the face of the Warrant Certificate (or, in the case of a partial exercise, the portion thereof as to which Warrants are being exercised), in either case without making any adjustment for additional Common Shares or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant Agreement, may be deliverable upon exercise.

                                   EXHIBIT D

                                ASSIGNMENT FORM


         FOR VALUE RECEIVED the undersigned registered owner of the Warrants represented by this Warrant Certificate, hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned with respect to the number of Warrants set forth below:

Name and Address of Assignee                                  No. of Warrants


and does hereby irrevocably constitute and appoint _______ ________________ attorney-in-fact to register such transfer on the books of AMRESCO CAPITAL TRUST maintained for the purpose, with full power of substitution in the premises.


Dated:                                Print Name:
      ----------------------------               -----------------------------
                                      Signature:
                                                 -----------------------------
                                      Witness:
                                                 -----------------------------


NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or any change whatsoever.

                                  EXHIBIT E


                     FORM OF COMMERCIAL LOAN/ASSET SCHEDULE


AMRESCO CAPITAL TRUST
PRUDENTIAL SCHEDULE OF APPROVED ASSETS
$300 MILLION LINE OF CREDIT - SUBLIMIT REPORT
DATE



NO.      LOAN NAME   ACT COMMITMENT  COLLATERAL COST     COLLATERAL VALUE    ACT OUTSTANDING BALANCE  MAXIMUM PRIOR LIEN BALANCE
----------------------------------------------------------------------------------------------------------------------------------

 1
 2
----------------------------------------------------------------------------------------------------------------------------------
 3
 4
----------------------------------------------------------------------------------------------------------------------------------
 5
 6
----------------------------------------------------------------------------------------------------------------------------------
 7
 8
----------------------------------------------------------------------------------------------------------------------------------
 9
10
----------------------------------------------------------------------------------------------------------------------------------
11
12
----------------------------------------------------------------------------------------------------------------------------------
13
14
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
TOTAL
----------------------------------------------------------------------------------------------------------------------------------

NO.   PRUDENTIAL ADVANCE RATE   PRUDENTIAL COMMITMENT  PRUDENTIAL OUTSTANDING BALANCE   TOTAL HAIRCUT AMOUNT   90% OF TOTAL HAIRCUT
----------------------------------------------------------------------------------------------------------------------------------
 1
 2
----------------------------------------------------------------------------------------------------------------------------------
 3
 4
----------------------------------------------------------------------------------------------------------------------------------
 5
 6
----------------------------------------------------------------------------------------------------------------------------------
 7
 8
----------------------------------------------------------------------------------------------------------------------------------
 9
10
----------------------------------------------------------------------------------------------------------------------------------
11
12
----------------------------------------------------------------------------------------------------------------------------------
13
14
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
TOTAL
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                $300 MILLION LINE OF CREDIT
      ---------------------------------------------------------------------------------------------------------------
                                         MAX. $115MM CONSTRUCTION
                            -------------------------------------------------
                               MAX. $50MM
                              CONSTRUCTION        CONSTRUCTION
NO.   1ST LIEN UNLIMITED      LESS THAN 70%     GREATER THAN 70%   MAX. $40MM 2ND LIEN OR MEZZ OR EQUITY
---------------------------------------------------------------------------------------------------------------------
 1
 2
---------------------------------------------------------------------------------------------------------------------
 3
 4
---------------------------------------------------------------------------------------------------------------------
 5
 6
---------------------------------------------------------------------------------------------------------------------
 7
 8
---------------------------------------------------------------------------------------------------------------------
 9
10
---------------------------------------------------------------------------------------------------------------------
11
12
---------------------------------------------------------------------------------------------------------------------
13
14
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
TOTAL
---------------------------------------------------------------------------------------------------------------------

                                      E-1